UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 28, 2005

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE	0-31226	76-0685039
State of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH		84020
Address of Principal Executive Offices		Zip Code

(801) 816-6913
Registrant’s telephone number,
including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01               Regulation FD Disclosure.

The Company is hereby furnishing information provided to investors as part of the Company’s investor relations activities, which information is posted on the Company’s corporate website under the Investor Relations section.  Such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in Item 7.01of this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

99.1         INVESTools Investor Presentation dated November 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTOOLS INC.

By:	/s/	Ida K. Kane
Ida K. Kane
Chief Financial Officer

Dated: November 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	INVESTools Investor Presentation dated November 28, 2005.